UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT FPA NEW INCOME, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2016

Item 1: Report to Shareholders.

FPA New Income, Inc.

Semi-Annual Report

March 31, 2016

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

Dear fellow shareholders,

FPA New Income had a return of +0.60% in the first quarter of 2016. Overall, the portfolio benefited from income return and price increases due to lower Treasury yields, offset partially by higher spreads.

As of March 31, 2016, the portfolio had a yield-to-worst1 of 3.18% and an effective duration2 of 1.32 years. The yield-to-worst decreased from the end of 2015 primarily due to a reduction in higher-yielding investments held in the credit portion of the portfolio, as measured by investments rated A or lower. The reductions were predominantly the result of repayments and maturities, but sales were also a factor. The credit holdings in the Fund decreased from 22.7% of the portfolio as of Dec. 31st, 2015 to 19.7% on March 31st. Cash increased during the quarter from 7.1% of the portfolio at the end of 2015, to 9.1% as of March 31st.

Portfolio Commentary

Portfolio Attribution

During the first quarter, the largest contributor to the Fund's performance was our asset-backed securities3 (ABS) subprime auto bonds, driven primarily by income return. A smaller portion of the return came from price appreciation as a result of lower Treasury rates. Those gains were partially offset by higher spreads. The second-largest contributor was our GNMA project loan interest-only bonds, again driven by income return that was partially offset by spread-induced price declines. The third-largest contributor to our performance during the quarter was metals and mining and transportation-related corporate bonds.

The largest detractor from the Fund's performance in the quarter was our agency residential mortgage interest-only bonds, which decreased in price because of lower Treasury yields. The second-largest detractor was our energy-related corporate bonds and bank-debt. There were no other meaningful detractors from the Fund's performance during the quarter.

1  Yield-to-worst is the lowest possible yield on a callable bond. As of March 31, 2016, the SEC yield was 2.20%. This calculation begins with the Fund's dividend payments for the last 30 days, subtracts Fund expenses and uses this number to estimate your returns for a year. The SEC yield is based on the price of the Fund at the beginning of the month. The income yield stated here reflects prospective data and thus assumes payments collected by the Fund may fluctuate.

2  Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

3  Asset backed securities are financial securities backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Portfolio Positioning

The table below compares the composition of our holdings as of December 31, 2015 and March 31, 2016:

Sector	% Portfolio 12/31/2015	% Portfolio 3/31/2016	Change
ABS	38.83%	40.45%	1.62%
Mortgage Backed (CMO4)	16.99%	15.91%	-1.08%
Stripped Mortgage-backed	12.99%	12.50%	-0.49%
Corporate	9.05%	7.41%	-1.64%
Cash and equivalents	7.12%	9.06%	1.94%
CMBS[5]	6.17%	5.61%	-0.56%
Mortgage Pass-through	5.09%	4.46%	-0.63%
Treasury	2.25%	4.21%	1.96%
Municipal	1.51%	0.39%	-1.12%
Total	100%	100%

In the high-quality portion of the portfolio (i.e., investments rated AA or better), we sold bonds that are backed by agency relocation mortgages. While we still like this asset class for its unique duration profile, during the fourth quarter of 2015 and the first quarter of this year, some of our bonds were trading at prices where the yield no longer compensated for the duration risk on the bond. We reduced our exposure to those mortgages. We continue to hold certain relocation mortgage bonds at prices where the yield offsets the price declines that might occur in a rising interest rate environment. During the quarter, we also sold some of our GNMA project loan interest-only bonds. It didn't make sense for us to own them because the age of the bond and past amortization were skewing the bond's risk and return profile in an unfavorable manner.

As noted earlier, the credit exposure in the portfolio decreased due to repayments and maturities of some of our credit investments, with a smaller portion of the decrease coming from a sale. During the quarter, we exited a bank debt investment in a company that owns oil tankers. While we felt that we would ultimately receive par on our investment, we expected the path between today and par to be volatile, since the oil tanker market may be at or near a peak. At the debt's then-current price, we felt we were not being compensated for what could be a rocky ride.

The proceeds from repayments, maturities and sales in the portfolio were reinvested primarily in asset backed securities that are backed by equipment loans and leases or automobile loans.

We also initiated an investment in a 4.5-year Treasury bond. We have been outspoken in our view on avoiding interest rate risk and not making bets on the direction of interest rates. No, we have not changed our stripes. Rather, we have been monitoring the increased short-term price volatility in the bond market, particularly in lower-rated bonds such as high yield. We also have been monitoring the economic situation in the United States and elsewhere in the world. With concerns growing about the strength of the U.S. economy, we fear that negative developments could cause a widening of credit spreads, particularly in combination with the decreasing

4  Collateralized mortgage obligations are mortgage-backed bonds that separate mortgage pools into different maturity classes.

5  Commercial mortgage backed securities are securities backed by commercial mortgages rather than residential mortgages.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

liquidity in bond markets. With this in mind, we purchased the 4.5-year Treasury to help protect the portfolio from potential credit spread-driven price declines elsewhere in the portfolio. We believe the 4.5-year Treasury could increase in price if higher credit spreads are associated with (a) weaker economic growth, which tends to lower Treasury yields and/or (b) higher volatility in financial markets, which tends to push flight-to-quality cash flows into the Treasury market, forcing Treasury yields lower. Notwithstanding the foregoing, the relationship between Treasury yields and our credit-driven bonds is not perfect, so we are sizing the position accordingly.

Finally, there have been many headlines and news stories recently regarding subprime auto loans. In the most notable of these stories, Fitch Ratings said6 the percentage of subprime auto loans overdue by more than 60 days reached 5.16% in February 2016, the highest level since the financial crisis, and the second-highest in almost 20 years. Alarms get raised anytime the words "highest since the financial crisis" appear, and rightfully so. We are concerned about the overall state of the subprime auto loan market. As we have said for a couple of years now, there are troubling trends in the sector toward longer-term loans, higher loan-to-value lending and loans on older vehicles. Lenders are also reaching deeper and deeper into subprime territory to originate more loans. Finally, used car prices, which had been very strong for the past few years, dropped in February 2016 and they are expected to fall further as the wave of new vehicles sold via lease come off lease and enter the used car market.

Despite these concerns about the loan market, we are not worried about our subprime auto bonds. We look for and buy bonds that are built to withstand significant losses. Approximately 19% of the portfolio is invested in asset-backed securities secured by subprime auto loans. These asset-backed securities are rated AAA or AA7. Our approach is to research the underwriting history of the loan issuers. We invest with issuers that are prudent underwriters and servicers, and that have the financial strength to survive a wave of higher loan losses. We also apply high loss assumptions. We assume that future default rates and losses will be greater than or equal to the worst losses an issuer has ever experienced. Typically, we assume that losses will mimic those seen during the financial crisis or during the recession in the early 2000s. Thus we are not alarmed by news of rising delinquency rates because we have already assumed a much higher level of delinquencies and defaults. Moreover, our analysis typically assumes that used car values will be zero, so we are not anxious about falling used car prices. In summary, we seek bonds that will retain their value under a wide range of loss levels rather than bonds that only work within a narrow performance band.

On a weighted average basis, the worst losses our issuers have experienced amount to 22% of the loan balance. In comparison, on a weighted average, our asset-backed subprime auto bonds currently have credit support equal to 53%, meaning that the underlying loans could lose 53% of the loan balance and our bonds should still be paid off at par. Put another way, on a weighted average basis, our bonds could withstand losses that are 3.2 times greater than the worst losses our issuers have experienced.

Because we look to buy bonds with a significant margin of safety, we won't shy away from these bonds because of bad news. We see the recent headlines as giving us a potential buying opportunity, since fear-driven selling creates cheaper prices.

6  Source: Bloomberg 3/14/2016

7  Single A-rated subprime auto bonds represent 0.05% of the portfolio.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Market Commentary

ZIRP8, NIRP9, QE10, SIFI11, CPFF12, and TALF13. That's just a sampling of the acronyms created by the Federal Reserve Board since the Great Recession. It's as if the U.S. central bank watched Monty Python's Flying Circus, set up a naming department for stimulus programs, and modeled it after "The Ministry of Silly Walks." Don't worry, we aren't going to discuss all the economic stimulus programs we listed above. We're going to focus on just one: NIRP, or Negative Interest Rate Policy. To central bankers in developed countries, NIRP is merely a natural extension of the recent Zero Interest Rate Policy, or ZIRP.

What is NIRP and how does it work? Normally, a borrower pays a lender to borrow money. For example, a commercial bank (the lender) would store its excess reserves at a central bank (the borrower) and the central bank would pay the commercial bank interest on those excess reserves. Under NIRP, central banks set key policy rates, such as the overnight deposit rate, at negative levels. So instead of receiving interest for providing excess reserves to the central bank, commercial banks must pay interest to the central bank for storing (borrowing) its excess reserves. NIRP is already in effect in Europe and Japan. The European Central Bank (ECB) charges commercial banks -0.40% on excess reserves held at the ECB. During the first quarter, the Central Bank of Japan began charging its commercial banks -0.10% on new excess reserves. So far, only commercial banks are being charged a negative interest rate; the checking and savings deposits held by bank customers are not affected. Countries are using NIRP to penalize banks for having excess reserves because they want the banks to lend out more of their money to stimulate spending, and ultimately, to generate more economic growth. There's another reason, too. Denmark, Sweden and Switzerland are also using NIRP to discourage the influx of money from the eurozone, where the currency has been battered amid banking and sovereign debt upheavals in Greece and other euro nations. By slowing that flow of money, the countries hope to weaken their respective currencies and boost exports. As a byproduct of this negative rate-setting, sovereign bonds have traded at negative yields as well. At the end of the first quarter, approximately 19% of the world's outstanding sovereign debt had a negative yield. That figure rises to 46% if you exclude debt from the U.S. Treasury. The situation is unprecedented. Before now, no one had set foot in negative-interest-rate territory. That fact alone should give pause to every fixed income investor.

So why is the European economy still growing at such a sluggish rate despite negative interest rates? One reason could be the poor health of the banking system. The Q4 2015 European Banking Authority Dashboard Report shows mixed characteristics at the 105 European Union banks surveyed. The good news is that the common

8  Zero Interest-Rate Policy (ZIRP) is a method of stimulating growth while keeping interest rates close to zero. Under this policy, the governing central bank can no longer reduce interest rates, rendering conventional monetary policy ineffective.

9  Negative Interest Rate Policy (NIRP) is an unconventional monetary policy tool whereby nominal target interest rates are set with a negative value, below the theoretical lower bound of zero percent.

10  Quantitative Easing (QE) is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

11  Systemically Important Financial Institution (SIFI) is any firm as designated by the U.S. Federal Reserve, whose collapse would pose a serious risk to the economy.

12  Commercial Paper Funding Facility (CPFF) is an institution created by the Federal Reserve Bank of New York on October 27, 2008, as a result of the credit crunch faced by financial intermediaries in the commercial paper market.

13  Term Asset-Backed Securities Loan Facility (TALF) is a program created by the U.S. Federal Reserve in November, 2008 to boost consumer spending to help jumpstart the economy.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

equity tier 1 capital ratio continues to improve as the banks raise new capital, grow through retained earnings, and decrease their risk-weighted assets. The not-so-good news is that non-performing loan (NPL) levels at the banks remain high, at 5.8% of all loans and advances. Broken out by country, non-performing loan levels range from 1% in Sweden to 50% among banks in Cyprus. The percentage of funds set aside to cover bad loans is also worrying, since it amounts to just 43.8% of all the non-performing loans. European banks in general are also struggling to boost their sagging profits. That includes Deutsche Bank and Credit Suisse, which recently announced sizable layoffs to save money. So Europe's NIRP rollout has proceeded against a banking backdrop of higher bad loans, insufficient loan-loss reserves, and lower profits. It's a tough time to push banks to lend more. Given their financial woes, European banks could decide to keep more cash to shore up their balance sheets, even if it means paying for that privilege through NIRP.

The outlook for NIRP success doesn't seem much better in Japan, where banking officials had hoped the program would weaken the yen and increase exports. Since the January 29th launch of negative interest rates, the yen has gone the other direction, becoming 7.1% stronger against the dollar as of March 31. Maybe the policy needs more time.

What NIRP has done though, it seems, is change the habits of savers and others. In Japan, the sale of household safes spiked in the month after the country announced it would apply negative interest rates to new bank excess reserves. Investors also reacted by bidding up the price of gold by 10.6% through quarter-end. After the ECB embraced negative interest rates, Munich RE, a German re-insurance company, announced that it would store up to 10 million euros ($11 million dollars) in a vault to avoid NIRP costs and preserve access to the money on short notice. Rather than stimulate spending, NIRP may be stimulating saving (or hoarding).

Meanwhile, central banks have been discussing what else they could do to revive the global economy. In the first three months of 2016, the ECB, Bank of Japan and the Federal Reserve all held critical meetings. In addition, the Group of 20 nations gathered in Shanghai, where discussions were sure to include the global ramifications of China's slower economic growth and looming bad debt. After decades of booming growth, China's economy is expanding more slowly as it shifts away from dependence on exports to an economy driven by domestic consumption. The country's transition got bumpier in late 2014 and early 2015, when the value of the dollar kept climbing higher, taking the dollar-pegged Chinese yuan higher as well. China has brushed off suggestions that it has been keeping the yuan's value artificially low to give it an export advantage over countries with stronger currencies. After the dollar run-up boosted the yuan's value, the People's Bank of China twice devalued the yuan, albeit by small amounts. Now global markets are concerned about the economic fallout if China decides to devalue the yuan in a more substantial way. China itself may harbor similar fears. We would not be surprised if, during that Shanghai meeting, members of the G20 decided that the U.S. dollar's upward march should be reined in to avoid a potentially destabilizing currency war.

Comments or actions from central banks suggest such a coordinated effort may be underway. At its March meeting, the ECB increased the size of its Quantitative Easing (QE) program but left its central bank deposit rates unchanged. Bank of Japan Governor Haruhiko Kuroda said his country's NIRP policy for the yen deposit rate would go no lower than -0.50%, a level not dissimilar to the ECB's -0.40%. Finally, the Federal Reserve left the federal funds rate unchanged, noting in a March 16 press release that one reason for doing so was that "global economic and financial developments continue to pose risks."14 During a March 29th appearance at the Economic Club of New York, Federal Reserve Chair Janet Yellen reinforced the notion that Federal Reserve

14  Source: The Federal Reserve

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

policy was being significantly influenced by policies at foreign central banks saying, "There is much uncertainty... about how smoothly [China's economic] transition will proceed, and about the policy framework in place to manage any financial disruptions that might accompany it. These uncertainties were heightened by market confusion earlier this year over China's exchange rate policy."15 In our opinion, if the United States can keep its currency from rising, it would lessen the impact on Chinese exports. Combine this with the ECB and the Bank of Japan softening their NIRP policies, and the fear of a currency war begins to dissipate. This gives China some flexibility to work through its economic problems.

So let's sum all this up. NIRP is the new, untried central bank monetary policy tool. The economic activities and central bank policies in Europe, Japan and China are playing a more significant role in Federal Reserve monetary policy decisions. The U.S. economy continues to grow at a moderate pace amid accommodative monetary policy. The world's major currencies appear to have called a truce on competitive devaluation. The Federal Reserve is trying to control the value of the dollar to relieve the pressure on China as it works though its economic woes. There is a high level of uncertainty about how all of this central bank activity will play out and whether it will produce the intended results.

Elsewhere, much like it was all about "Marsha, Marsha, Marsha!" for Jan of the Brady Bunch, for risk assets, it has been all about oil, oil, oil! With respect to risk assets (e.g. equities, high yield), 2016 began as a continuation of the last half of 2015. Oil dominated headlines in the first quarter of 2016. Through early February, oil prices continued to decline, driving down return in financial markets. The turning point came on Feb. 11th, when oil prices hit their lowest point. From that date forward, oil prices began to rise, sparking renewed optimism throughout the market, driving capital flows into risk assets and, ultimately, improving return in equity and high yield, as shown in the table below:

Total Return	WTI Oil	Brent Oil	S&P 500	Barclays Corp. HY	Barclays Corp. HY Energy	Barclays Corp. HY ex. Energy
12/31/15 — 2/11/16	-29.24%	-19.77%	-10.27%	-5.16%	-19.07%	-3.45%
2/11/16 — 3/31/16	45.25%	24.20%	13.18%	8.70%	26.59%	6.68%

Source: Bloomberg, Barclays

In other words, we believe the entire market has become an oil trade in disguise. Oil's influence on investor sentiment is apparent in the non-energy portion of the high yield market. That sector hit bottom along with oil prices on Feb. 11th, even though it has no direct exposure to energy. Yet it is also clear why seemingly unrelated markets can move in tandem. Investors and traders had been shorting oil prices to hedge their energy exposure in equities and/or bonds, and also to place outright bets on falling oil prices. These shorts drove down the price of oil which, in turn, drove down the price of stocks and bonds tied to oil prices. The initial drop in oil prices begat more shorts and more declines in energy-related equities and bonds. Such price movements can cause losses in non-energy related areas of the markets as investors try to reduce risk by selling other holdings. A simple example is when a mutual fund investor sees a negative return and decides to sell his/her mutual fund holdings. The mutual fund manager must generate cash to pay the departing investor, but the manager may not be able to or may not want to sell just the energy positions that are losing money. Often, non-energy holdings get sold in the process, and that's one way non-energy stocks and bonds can sink along with oil prices and energy investments. Of course,

15  Source: Jeffries LLC

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

the process works in reverse as well, and that's what happened beginning Feb. 11th. Rising oil prices triggered a broad rebound in equity and bond prices.

World economies continue to be plagued by a combination of weak growth and low inflation, or disinflation. The negative interest rate announcements in the first quarter of this year brought to the fore lingering concern that the conditions abroad have created a headwind against U.S. economic growth by strengthening the dollar (despite efforts to combat this) and lowering overseas demand for U.S. goods and services. Accordingly, those concerns have cast doubt on the Federal Reserve's projection that monetary policy could be tightened four times in 2016, as well as on the longer-term path of interest rates. That unease, together with volatility in financial markets, pushed U.S. Treasury rates lower and flattened the yield16 curve, as depicted below:

Source: Bloomberg

Conclusion

Given these lower yields and the potential for NIRP to send future yields even lower, fixed income investors may be wondering where they can find return these days. For fixed income investors who are trying to meet a return target, unfortunately, we don't have any sage advice. As we have seen in past low-interest-rate environments, there's a temptation to increase return or try to achieve a yield target by taking on duration risk17 and/or credit

16  Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment's cost, its current market value or its face value.

17  Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Bonds with higher durations carry more risk and have higher price volatility than bonds with lower durations.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

risk18. That sort of yield-chasing or duration betting is not a formula for long-term, repeatable success. We explicitly do not make bets on the direction of interest rates, or on the direction of any market for that matter. Investors don't need to pay us to make those bets. If investors have a view on the direction of interest rates, they can very easily and very inexpensively act on those views themselves via the Treasury market. In fact, it is not clear to us that investors should be paying anyone to make those bets on their behalf.

For us, the answer is simple: Stay the course. We plan to continue employing our absolute return, fundamental value based approach to find the combination of investments and cash that preserves capital and generates a low volatility long-term return on that capital. We enter every year and every quarter uncertain of how the market will unfold before us. Because of this uncertainty, we have always focused on finding investments where success is not predicated on the market evolving in a specific way. Rather, we search for investments that can earn a return even if bad things happen (i.e., downside protection) and provide upside if good things happen. This year, we might find investments that provide an attractive risk-adjusted return regardless of the direction and magnitude of interest rate movements or, for example, the direction of the high yield market. Alternatively, it may be impossible to find investments that do not unduly expose your capital (and ours) to interest and/or credit risk, and so the best decision is to hold more cash. We believe this fundamental value-based approach to investing is the best way to manage risk and earn a return in a long-term, repeatable and consistent manner. In the face of uncertainty, the best recipe for long-term success is to exercise patience and discipline and to avoid panic. Abandoning that approach is likely a recipe for losses. The oft-repeated adage that guides our investment team every day remains: "Invest in haste, repent in leisure."

We thank you for continued support and continue to work diligently to maintain your trust.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

Abhijeet Patwardhan
Portfolio Manager
April 2016

18  Credit risk is the risk of loss of principal or loss of a financial reward stemming from a borrower's failure to repay a loan or otherwise meet a contractual obligation. Credit risk arises whenever a borrower is expecting to use future cash flows to pay a current debt. Investors are compensated for assuming credit risk by way of interest payments from the borrower or issuer of a debt obligation.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

(Continued)

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.
PORTFOLIO SUMMARY

March 31, 2016
(Unaudited)

Investment Type
Bonds & Debentures		98.3%
Asset-Backed Securities	47.3%
Commercial Mortgage-Backed Securities	16.7%
Residential Mortgage-Backed Securities	15.1%
U.S. Treasuries	11.9%
Corporate Bonds & Notes	6.2%
Corporate Bank Debt	2.6%
Municipals	0.6%
Short-Term Investments		1.2%
Other Assets and Liabilities, net		0.5%
Net Assets		100.0%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 16.8%
AGENCY — 0.3%
Government National Mortgage Association
2013-55 A — 1.317% 5/16/2034	$758,597	$754,968
2012-2 A — 1.862% 6/16/2031	3,665,804	3,680,200
2011-49 A — 2.45% 7/16/2038	2,317,919	2,327,206
2010-155 B — 2.525% 6/16/2039	2,825,000	2,865,908
2011-143 AB — 3.87% 3/16/2033@	6,353,670	6,374,637
2010-148 AC — 7.00% 12/16/2050@	168,085	182,547
		$16,185,466
AGENCY STRIPPED — 11.2%
Government National Mortgage Association
2004-10 IO — 0.00% 1/16/2044@	$12,865,885	$129
2010-49 IO — 0.00% 2/16/2050@	20,635,562	320,883
2010-63 IO — 0.017% 5/16/2050@	17,941,248	249,024
2002-56 IO — 0.043% 6/16/2042@	50,891	73
2009-119 IO — 0.079% 12/16/2049@	40,198,201	791,101
2011-10 IO — 0.083% 12/16/2045@	48,861,776	829,184
2009-86 IO — 0.213% 10/16/2049@	36,251,632	587,276
2008-8 IO — 0.231% 11/16/2047@	17,690,620	219,894
2009-71 IO — 0.259% 7/16/2049@	3,461,939	65,361
2009-60 IO — 0.261% 6/16/2049@	15,846,994	423,432
2010-28 IO — 0.328% 3/16/2050@	31,317,415	776,672
2014-88 IE — 0.411% 3/16/2055@	148,241,876	7,113,372
2012-35 IO — 0.432% 11/16/2052@	90,524,671	3,093,273
2007-77 IO — 0.446% 11/16/2047@	29,327,723	586,261
2013-7 IO — 0.447% 5/16/2053@	292,757,459	12,759,629
2009-105 IO — 0.45% 11/16/2049@	13,865,273	455,058
2009-49 IO — 0.454% 6/16/2049@	16,752,396	402,393
2008-24 IO — 0.456% 11/16/2047@	4,013,014	83,069
2011-164 IO — 0.466% 4/16/2046@	93,020,638	3,612,922
2012-125 IO — 0.502% 2/16/2053@	91,934,496	3,742,791
2013-72 IO — 0.504% 11/16/2047@	485,796,412	22,997,505
2011-78 IX — 0.505% 8/16/2046@	74,052,974	2,907,320
2013-35 IO — 0.566% 1/16/2053@	320,307,923	15,162,672
2013-29 IO — 0.571% 5/16/2053@	104,811,528	4,939,998
2005-9 IO — 0.582% 1/16/2045@	3,419,797	25,888
2012-45 IO — 0.605% 4/16/2053@	26,016,708	1,201,282
2015-104 IO — 0.653% 5/16/2055@	175,701,385	11,145,266
2010-123 IO — 0.661% 9/16/2050@	33,913,501	1,092,015
2011-92 IX — 0.667% 11/16/2044@	15,233,884	748,898

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2008-45 IO — 0.669% 2/16/2048@	$6,447,796	$131,922
2012-44 IO — 0.687% 3/16/2049@	108,719,294	3,909,307
2009-30 IO — 0.723% 3/16/2049@	8,610,499	312,044
2008-48 IO — 0.748% 4/16/2048@	11,581,016	316,857
2004-43 IO — 0.754% 6/16/2044@	18,531,880	516,669
2014-120 IO — 0.762% 4/16/2056@	67,972,202	3,916,096
2013-63 IO — 0.769% 9/16/2051@	26,294,488	1,538,033
2012-95 IO — 0.787% 2/16/2053@	126,191,888	7,220,321
2012-131 IO — 0.788% 2/16/2053@	98,547,106	6,378,688
2014-157 IO — 0.81% 5/16/2055@	205,435,352	13,284,025
2012-150 IO — 0.823% 11/16/2052@	87,473,175	5,452,894
2008-92 IO — 0.836% 10/16/2048@	23,439,277	787,091
2011-165 IO — 0.839% 10/16/2051@	190,834,531	6,892,943
2006-55 IO — 0.843% 8/16/2046@	16,391,565	293,901
2011-149 IO — 0.845% 10/16/2046@	8,307,513	1,548,770
2012-58 IO — 0.849% 2/16/2053@	258,611,271	14,422,751
2012-25 IO — 0.852% 8/16/2052@	158,105,492	7,101,024
2014-138 IO — 0.869% 4/16/2056@	32,267,768	2,189,833
2009-4 IO — 0.876% 1/16/2049@	18,854,818	607,502
2013-80 IO — 0.876% 3/16/2052@	61,169,874	4,205,851
2013-125 IO — 0.879% 10/16/2054@	25,093,711	1,262,332
2012-79 IO — 0.881% 3/16/2053@	165,015,216	9,300,258
2014-77 IO — 0.895% 12/16/2047@	90,245,209	5,787,200
2012-85 IO — 0.897% 9/16/2052@	174,387,182	10,494,150
2012-114 IO — 0.905% 1/16/2053@	57,344,054	4,007,793
2014-135 IO — 0.912% 1/16/2056@	368,337,990	25,091,037
2013-1 IO — 0.917% 2/16/2054@	134,564,375	9,131,996
2014-164 IO — 0.929% 1/16/2056@	365,122,186	24,585,320
2012-33 IO — 0.933% 6/16/2052@	249,821,775	8,913,766
2013-13 IO — 0.947% 7/16/2047@	103,549,888	6,190,461
2011-143 IO — 0.958% 4/16/2053@	67,446,782	6,002,089
2015-7 IO — 0.96% 1/16/2057@	23,049,470	1,735,745
2013-30 IO — 0.962% 9/16/2053@	217,323,849	13,570,983
2011-147 IO — 0.97% 10/16/2044@	69,921,283	2,818,911
2013-61 IO — 0.971% 5/16/2053@	145,221,988	9,023,905
2015-128 IO — 0.978% 12/16/2056@	223,082,572	17,216,174
2015-160 IO — 0.981% 1/16/2056@	280,606,595	21,832,512
2014-110 IO — 0.987% 1/16/2057@	117,408,394	9,794,361
2015-19 IO — 0.991% 1/16/2057@	171,363,006	14,085,508
2015-130 IO — 0.991% 7/16/2057@	86,274,731	6,307,684
2012-4 IO — 0.994% 5/16/2052@	190,429,516	7,756,727

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2015-150 IO — 1.005% 9/16/2057@	$277,359,504	$24,516,999
2014-175 IO — 1.008% 4/16/2056@	306,044,661	23,734,406
2015-47 IO — 1.012% 10/16/2056@	250,654,585	20,714,145
2015-169 IO — 1.012% 7/16/2057@	257,755,892	22,516,317
2015-101 IO — 1.014% 3/16/2052@	229,026,859	17,413,897
2014-153 IO — 1.015% 4/16/2056@	299,418,912	23,634,752
2014-187 IO — 1.017% 5/16/2056@	257,342,367	20,342,657
2013-45 IO — 1.025% 12/16/2053@	115,810,584	6,310,021
2014-28 IO — 1.034% 10/16/2054@	92,344,462	6,647,628
2015-114 IO — 1.046% 3/15/2057@	194,732,966	15,223,035
2015-41 IO — 1.052% 9/16/2056@	99,337,439	7,705,933
2015-108 IO — 1.143% 10/16/2056@	67,755,194	5,880,568
2008-78 IO — 1.173% 7/16/2048@	1,413,080	43,918
2014-49 IO — 1.315% 8/16/2054@	147,119,194	11,943,313
2004-108 IO — 1.363% 12/16/2044@	4,861,919	255,688
2006-30 IO — 2.146% 5/16/2046@	1,727,116	46,960
		$599,198,312
NON-AGENCY — 5.3%
A10 Term Asset Financing LLC 2013-2 A — 2.62% 11/15/2027**	$4,233,399	$4,232,165
Banc of America Large Loan Ball 2009-FDG C — 7.524% 1/25/2042**,@	22,008,000	22,653,952
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 2007-PW17 A1A — 5.65% 6/11/2050@	16,591,542	17,317,367
COMM Mortgage Trust
2012-9W57 A — 2.365% 2/10/2029**	53,551,000	53,876,579
2001-J2A C — 6.586% 7/16/2034**	2,934,363	2,982,264
2001-J2A D — 6.703% 7/16/2034**,@	6,426,000	6,540,051
Credit Suisse Commercial Mortgage Trust Series 2006-C5 A3 — 5.311% 12/15/2039	28,818,611	29,014,837
JP Morgan Chase Commercial Mortgage Securities Trust T 2013-WT A — 2.804% 2/16/2025**	17,642,554	17,793,353
Monty Parent Issuer 1 LLC 2013-LTR1 B — 4.25% 11/20/2028**	863,203	863,444
Morgan Stanley Capital I Trust 2006-TOP23 2006-T23 A4 — 5.891% 8/12/2041@	7,183,332	7,191,569
Ores NPL LLC 2014-LV3 B — 6.00% 3/27/2024**	49,969,000	49,592,269
Rialto Capital Management LLC
2014-LT5 B — 5.00% 5/15/2024**,††	7,412,000	7,263,760
2015-LT7 B — 5.071% 12/25/2032**,††	17,716,000	17,361,680
2014-LT6 B — 5.486% 9/15/2024**	10,040,000	10,037,810
VFC LLC 2014-2 B — 5.50% 7/20/2030**	6,185,000	6,188,090

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 A3 — 5.678% 5/15/2046	$29,782,884	$30,682,205
		$283,591,395
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $985,895,150)		$898,975,173
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 21.6%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 4.1%
Federal Home Loan Mortgage Corporation
3782 PA — 2.75% 11/15/2028	$5,677,902	$5,767,764
2634 PA — 3.00% 2/15/2023	1,387	1,387
3829 CD — 3.00% 8/15/2024	208,936	209,220
2809 UC — 4.00% 6/15/2019	302,121	310,372
3957 BV — 4.00% 10/15/2029	3,012,537	3,060,818
2990 TD — 4.00% 5/15/2035	38,624	39,829
3992 H — 4.00% 6/15/2036	62,610	63,085
3796 KN — 4.00% 6/15/2037	21,576,144	22,375,886
3986 P — 4.00% 3/15/2039	151,808	153,629
2614 BY — 4.50% 5/15/2018	643,961	662,242
2645 BY — 4.50% 7/15/2018	143,396	147,175
2649 AN — 4.50% 7/15/2018	1,336,878	1,374,284
2656 PE — 4.50% 7/15/2018	283,745	292,153
2930 KT — 4.50% 2/15/2020	804,617	832,263
2995 JK — 4.50% 6/15/2020	960,737	989,213
3271 TB — 4.50% 2/15/2022	2,841,126	2,936,419
3969 MP — 4.50% 4/15/2039	51,924	52,922
2509 CB — 5.00% 10/15/2017	672,751	687,458
2568 XD — 5.00% 2/15/2018	196,883	202,265
3852 HA — 5.00% 12/15/2021	4,143,321	4,344,107
2494 CF — 5.50% 9/15/2017	612,485	627,619
2503 B — 5.50% 9/15/2017	608,295	622,450
3808 BQ — 5.50% 8/15/2025	4,131,238	4,292,811
3806 JB — 5.50% 2/15/2026	2,730,743	2,980,688
3855 HQ — 5.50% 2/15/2026	2,438,481	2,565,940
2453 BD — 6.00% 5/15/2017	166,829	170,256
Federal National Mortgage Association
2012-117 DA — 1.50% 12/25/2039	6,061,739	5,910,103
2013-30 CA — 1.50% 4/25/2043	19,362,414	18,049,007
2014-80 GD — 2.00% 2/25/2042	39,739,551	39,775,237

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2013-66 JA — 2.25% 7/25/2043	$58,369,413	$58,348,382
2010-83 AH — 2.50% 11/25/2018	803,347	812,263
2010-32 CL — 3.75% 8/25/2018	342,102	349,604
2003-128 NG — 4.00% 1/25/2019	179,042	183,862
2004-7 JK — 4.00% 2/25/2019	1,510,175	1,549,155
2008-18 MD — 4.00% 3/25/2019	382,321	391,928
2004-76 CL — 4.00% 10/25/2019	398,523	408,742
2009-31 A — 4.00% 2/25/2024	174,529	177,833
2009-76 MA — 4.00% 9/25/2024	392,672	399,988
2011-113 NE — 4.00% 3/25/2040	3,939,617	4,052,373
2012-95 AB — 4.00% 11/25/2040	3,450,830	3,487,209
2009-70 NU — 4.25% 8/25/2019	2,249,832	2,307,765
2003-30 HW — 4.50% 4/25/2018	274,844	281,447
2008-40 KA — 4.50% 10/25/2018	351,106	355,301
2008-18 NB — 4.50% 5/25/2020	858,336	880,395
2008-55 JL — 4.50% 7/25/2023	3,513,460	3,678,672
2008-59 KB — 4.50% 7/25/2023	1,942,309	2,000,789
2008-65 CD — 4.50% 8/25/2023	530,662	552,456
2011-7 PA — 4.50% 10/25/2039	182,319	185,086
2012-40 GC — 4.50% 12/25/2040	3,832,258	3,899,479
2012-67 PB — 4.50% 12/25/2040	4,628,040	4,725,691
2002-74 PE — 5.00% 11/25/2017	231,388	236,600
2003-24 PD — 5.00% 4/25/2018	968,504	996,068
2003-46 BG — 5.00% 6/25/2018	878,672	904,882
2008-77 DA — 5.00% 4/25/2023	206,360	206,833
2004-60 LB — 5.00% 4/25/2034	4,858,842	5,205,763
2011-19 WB — 5.50% 10/25/2018	2,590,985	2,688,795
2009-116 A — 5.50% 4/25/2024	759,834	766,308
2002-9 PC — 6.00% 3/25/2017	366,339	371,919
		$219,902,190
AGENCY POOL ADJUSTABLE RATE — 0.0%
Federal National Mortgage Association 865963 — 2.551% 3/1/2036@	$1,858,215	$1,950,103
AGENCY POOL FIXED RATE — 4.4%
Federal Home Loan Mortgage Corporation
B15139 — 4.50% 6/1/2019	$471,108	$488,968
P60959 — 4.50% 9/1/2020	1,118,365	1,161,522
G14030 — 4.50% 12/1/2020	451,043	472,373
G15169 — 4.50% 9/1/2026	8,889,001	9,367,798
G15272 — 4.50% 9/1/2026	10,240,317	10,686,235
G18056 — 5.00% 6/1/2020	657,727	695,237

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
G13812 — 5.00% 12/1/2020	$2,933,987	$3,023,855
G15036 — 5.00% 6/1/2024	10,854,664	11,369,752
G13667 — 5.00% 8/1/2024	340,684	364,198
G15435 — 5.00% 11/1/2024	17,364,823	18,287,774
G15173 — 5.00% 6/1/2026	7,874,185	8,268,952
G15407 — 5.00% 6/1/2026	8,501,955	9,127,045
G12400 — 5.50% 11/1/2016	23,594	23,816
G12730 — 5.50% 7/1/2017	6,589	6,731
G12829 — 5.50% 10/1/2017	7,026	7,212
G14187 — 5.50% 12/1/2020	5,808,216	6,083,990
J01270 — 5.50% 2/1/2021	119,247	128,497
G14035 — 5.50% 12/1/2021	460,986	492,917
G15230 — 5.50% 12/1/2024	12,752,475	13,593,128
G15458 — 5.50% 12/1/2024	1,736,119	1,871,131
G14460 — 6.00% 1/1/2024	698,325	755,018
G12139 — 6.50% 9/1/2019	166,711	170,216
P50543 — 6.50% 4/1/2037	73,015	80,607
Federal National Mortgage Association
254906 — 4.50% 10/1/2018	336,234	347,044
255547 — 4.50% 1/1/2020	111,086	115,705
MA0323 — 4.50% 2/1/2020	410,517	427,170
MA0358 — 4.50% 3/1/2020	241,134	251,088
MA0419 — 4.50% 5/1/2020	398,149	414,862
AL6725 — 4.50% 9/1/2020	5,097,299	5,283,792
735920 — 4.50% 10/1/2020	100,032	104,571
995158 — 4.50% 12/1/2020	173,385	181,504
889531 — 4.50% 5/1/2022	59,597	62,345
AL6212 — 4.50% 1/1/2027	12,070,190	12,522,646
AE0126 — 5.00% 6/1/2020	10,433,066	10,858,422
310097 — 5.00% 10/1/2020	907,879	936,563
AE0792 — 5.00% 12/1/2020	2,522,064	2,627,385
AE0314 — 5.00% 8/1/2021	17,743,075	18,473,389
AL5764 — 5.00% 9/1/2025	9,647,642	10,133,769
AL6798 — 5.00% 9/1/2025	15,364,926	16,033,892
AL4056 — 5.00% 6/1/2026	11,140,431	11,746,397
257100 — 5.50% 1/1/2018	258,612	269,200
745500 — 5.50% 12/1/2018	1,584,525	1,633,595
745119 — 5.50% 12/1/2019	3,479,013	3,671,898
995284 — 5.50% 3/1/2020	1,470,300	1,500,353
745190 — 5.50% 6/1/2020	266,005	274,492
889318 — 5.50% 7/1/2020	2,758,061	2,872,879

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
745749 — 5.50% 3/1/2021	$316,946	$338,400
AL5867 — 5.50% 8/1/2023	2,232,585	2,347,398
AE0237 — 5.50% 11/1/2023	2,294,797	2,390,329
AL5812 — 5.50% 5/1/2025	8,762,729	9,225,276
AL0471 — 5.50% 7/1/2025	309,128	335,114
AL4433 — 5.50% 9/1/2025	2,724,903	2,927,087
AL4901 — 5.50% 9/1/2025	4,140,940	4,397,708
735439 — 6.00% 9/1/2019	390,824	405,084
745238 — 6.00% 12/1/2020	1,130,688	1,179,169
745832 — 6.00% 4/1/2021@	5,886,447	6,160,520
AD0951 — 6.00% 12/1/2021	2,456,055	2,599,513
AL0294 — 6.00% 10/1/2022	166,529	180,191
890225 — 6.00% 5/1/2023	1,820,698	1,951,406
890403 — 6.00% 5/1/2023	2,286,626	2,392,095
725951 — 7.50% 8/1/2017	8,328	8,536
Government National Mortgage Association 782281 — 6.00% 3/15/2023	1,980,154	2,169,679
		$236,277,438
AGENCY STRIPPED — 1.3%
Federal Home Loan Mortgage Corporation
217 PO — 0.00% 1/1/2032@@@	$325,194	$301,071
4138 AI — 2.50% 11/15/2022	3,855,728	214,093
3935 LI — 3.00% 10/15/2021	3,711,902	203,509
3948 AI — 3.00% 10/15/2021	4,781,401	267,232
3956 KI — 3.00% 11/15/2021	10,533,283	624,473
3968 AI — 3.00% 12/15/2021	3,961,687	232,176
3992 OI — 3.00% 1/15/2022	3,112,346	187,922
3994 AI — 3.00% 2/15/2022	7,694,761	455,429
3994 EI — 3.00% 2/15/2022	7,280,097	436,540
3998 KI — 3.00% 11/15/2026	14,477,551	1,219,813
4100 EI — 3.00% 8/15/2027	69,763,648	6,579,605
3706 AI — 3.50% 7/15/2020	3,017,274	55,522
3722 AI — 3.50% 9/15/2020	5,886,900	328,172
3735 AI — 3.50% 10/15/2020	2,856,318	157,501
3874 DI — 3.50% 10/15/2020	4,297,211	143,556
3893 DI — 3.50% 10/15/2020	3,092,166	97,416
3753 CI — 3.50% 11/15/2020	1,411,574	79,164
3755 AI — 3.50% 11/15/2020	5,503,521	314,221
3760 KI — 3.50% 11/15/2020	4,182,745	237,767
3784 BI — 3.50% 1/15/2021	3,834,101	222,647
3874 BI — 3.50% 6/15/2021	3,294,507	202,962
3893 BI — 3.50% 7/15/2021	2,841,401	180,131

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
3909 KI — 3.50% 7/15/2021	$2,411,236	$154,709
3938 IO — 3.50% 10/15/2021	16,420,722	1,056,293
3778 GI — 3.50% 6/15/2024	2,939,997	122,817
3854 GI — 3.50% 11/15/2024	1,603,155	36,536
3852 YI — 3.50% 3/15/2025	6,368,978	260,829
3763 NI — 3.50% 5/15/2025	2,959,701	216,668
3904 QI — 3.50% 5/15/2025	2,998,553	155,459
3909 UI — 3.50% 8/15/2025	4,246,260	196,616
3904 NI — 3.50% 8/15/2026	7,351,129	728,728
3930 AI — 3.50% 9/15/2026	9,491,986	989,940
4018 AI — 3.50% 3/15/2027	16,047,222	1,622,639
4479 NI — 4.50% 11/15/2019	2,945,300	130,798
3684 CI — 4.50% 8/15/2024	13,477,968	861,946
3609 LI — 4.50% 12/15/2024	4,922,839	240,578
3917 AI — 4.50% 7/15/2026	23,989,273	2,646,818
3636 IO — 5.00% 11/15/2018	9,019,195	328,847
217 IO — 6.50% 1/1/2032	313,127	71,771
Federal National Mortgage Association
2011-88 BI — 3.00% 11/25/2020	1,870,548	53,005
2011-141 EI — 3.00% 7/25/2021	9,461,163	413,192
2012-8 TI — 3.00% 10/25/2021	4,796,086	272,879
2011-113 GI — 3.00% 11/25/2021	4,609,793	261,806
2011-129 AI — 3.00% 12/25/2021	6,346,261	370,338
2012-8 UI — 3.00% 12/25/2021	15,531,174	898,409
2011-137 AI — 3.00% 1/25/2022	8,680,734	507,313
2011-138 IG — 3.00% 1/25/2022	10,378,409	619,553
2011-145 IO — 3.00% 1/25/2022	12,802,111	748,059
2012-78 AI — 3.00% 2/25/2022	7,250,987	336,657
2012-23 IA — 3.00% 3/25/2022	6,020,081	359,962
2012-32 AI — 3.00% 4/25/2022	9,950,187	609,635
2012-53 CI — 3.00% 5/25/2022	15,269,940	945,318
2012-147 AI — 3.00% 10/25/2027	26,070,115	2,306,381
2012-145 DI — 3.00% 1/25/2028	14,364,092	1,352,159
2012-149 CI — 3.00% 1/25/2028	38,251,231	3,508,127
2010-128 LI — 3.50% 11/25/2020	6,858,535	381,362
2011-75 BI — 3.50% 11/25/2020	2,982,003	93,955
2011-78 IA — 3.50% 11/25/2020	7,962,487	247,839
2010-145 BI — 3.50% 12/25/2020	3,533,927	202,969
2011-61 BI — 3.50% 7/25/2021	3,241,812	203,389
2011-66 QI — 3.50% 7/25/2021	5,381,808	342,130
2011-104 CI — 3.50% 10/25/2021	9,503,561	608,924

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2011-104 DI — 3.50% 10/25/2021	$15,923,321	$969,168
2011-110 AI — 3.50% 11/25/2021	6,644,182	417,634
2011-118 IC — 3.50% 11/25/2021	18,565,817	1,207,671
2011-125 DI — 3.50% 12/25/2021	12,697,034	845,367
2011-143 MI — 3.50% 1/25/2022	4,940,751	286,710
2012-2 MI — 3.50% 2/25/2022	7,731,714	525,006
2010-137 BI — 3.50% 2/25/2024	2,152,677	51,821
2010-135 DI — 3.50% 4/25/2024	5,087,433	159,143
2011-75 AI — 3.50% 1/25/2025	10,523,415	403,629
2011-66 BI — 3.50% 3/25/2025	1,117,880	33,949
2011-80 KI — 3.50% 4/25/2025	5,338,407	237,575
2011-67 CI — 3.50% 8/25/2025	2,968,186	171,028
2011-22 IC — 3.50% 12/25/2025	5,945,436	493,753
2011-101 EI — 3.50% 10/25/2026	14,682,583	1,472,041
2011-69 TI — 4.00% 5/25/2020	2,669,477	96,393
2010-89 LI — 4.00% 8/25/2020	5,103,977	279,802
2010-104 CI — 4.00% 9/25/2020	2,257,302	129,327
2011-67 EI — 4.00% 7/25/2021	5,559,676	300,211
2010-110 IH — 4.50% 10/25/2018	5,129,349	210,904
2009-70 IN — 4.50% 8/25/2019	6,737,049	250,547
2008-15 JI — 4.50% 6/25/2022	214,779	1,284
2010-114 CI — 5.00% 4/25/2018	5,605,459	201,376
2010-30 IO — 5.00% 8/25/2018	2,507,310	105,237
2010-25 NI — 5.00% 3/25/2025	860,456	47,767
2003-64 XI — 5.00% 7/25/2033	863,558	155,718
Government National Mortgage Association
2016-34 — 1.016% 1/16/2058	231,395,520	19,804,518
2011-49 IX — 1.161% 4/16/2045@	51,133,260	1,552,406
		$68,616,260
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 11.8%
Bayview Opportunity Master Fund IIa Trust PL 2014-20NP A — 3.721% 8/28/2044**,@@	$106,316	$106,307
BCAP LLC Trust 2010-RR8 2A6 — 2.193% 11/26/2036**,@	7,160,000	7,125,108
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-5 2A3 — 5.00% 8/25/2020	92,031	92,649
Citigroup Mortgage Loan Trust 2014-A A — 4.00% 1/25/2035**,@	18,366,600	18,941,351
CSMC Series R 2010-9R 1A4 — 3.75% 8/27/2037**	21,378,000	21,631,436
Nationstar HECM Loan Trust A
2015-2A A — 2.883% 11/25/2025**,††	5,897,029	5,894,081
2016-1A A — 2.981% 2/25/2026**,††	9,590,319	9,595,498

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
RiverView HECM Trust 2007-1 A — 1.01% 5/25/2047**,@	$30,215,370	$25,337,702
RMAT 2015 PR1 LLC — 4.826% 6/25/2035**,@@	31,845,943	31,153,622
Sequoia Mortgage Trust 2012-1 1A1 — 2.865% 1/25/2042@	3,817,789	3,848,922
Stanwich Mortgage Loan Trust Series
2011-1 A — 0.912% 8/15/2050**,††,@	1,913,100	1,009,025
2010-4 A — 1.287% 8/31/2049**,††,@	1,149,465	580,480
2009-2 A — 2.116% 2/15/2049**,††,@	132,881	59,424
2010-3 A — 3.63% 7/31/2038**,††,@	1,162,473	581,585
2011-2 A — 3.977% 9/15/2050**,††,@	1,287,921	689,300
2010-2 A — 4.676% 2/28/2057**,††,@	1,784,840	899,916
2010-1 A — 4.743% 9/30/2047**,††,@	301,483	152,490
Sunset Mortgage Loan Co. LLC
2014-NPL1 A — 3.228% 8/16/2044**,@@	14,499,137	14,459,717
2014-NPL2 A — 3.721% 11/16/2044**,@@	26,298,103	26,153,824
2015-NPL1 A — 4.459% 9/18/2045**,@@	29,562,724	29,545,155
Towd Point Mortgage Trust
2015-1 AES — 3.00% 10/25/2053**	37,189,775	37,787,132
2015-4 A1 — 3.50% 4/25/2055**,@	31,734,513	32,051,858
Towd Point Mortgage Trust 2015-1
2015-2 1A1 — 3.25% 11/25/2060**,@	49,245,365	49,393,663
2015-2 2A1 — 3.75% 11/25/2057**,@	42,022,178	42,732,525
Truman Capital Mortgage Loan Trust 2014-NPL3 A1 — 3.125% 4/25/2053**,@@	815,489	814,906
VOLT XL LLC 2015-NP14 A1 — 4.375% 11/27/2045**,@@	37,564,881	37,482,137
VOLT XXV LLC 2015-NPL8 A1 — 3.50% 6/26/2045**,@@	33,614,887	33,240,757
VOLT XXVII LLC 2014-NPL7 A1 — 3.375% 8/27/2057**,@@	38,665,018	38,275,708
VOLT XXXI LLC 2015-NPL2 A1 — 3.375% 2/25/2055**,@@	2,092,793	2,064,025
VOLT XXXIII LLC 2015-NPL5 A1 — 3.50% 3/25/2055**,@@	50,106,714	49,556,056
VOLT XXXIV LLC 2015-NPL7 A1 — 3.25% 2/25/2055**,@@	29,891,623	29,492,354
VOLT XXXIX LLC 2015-NP13 A1 — 4.125% 10/25/2045**,@@	482,044	478,203
VOLT XXXV LLC 2015-NPL9 A1 — 3.50% 6/26/2045**,@@	28,164,819	27,650,876
VOLT XXXVI LLC 2015-NP10 A1 — 3.625% 7/25/2045**,@@	23,271,300	23,106,774
VOLT XXXVIII LLC 2015-NP12 A1 — 3.875% 9/25/2045**,@@	26,373,209	26,108,261
		$628,092,827
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $1,139,536,244)		$1,154,838,818

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
ASSET-BACKED SECURITIES — 40.3%
AUTO — 22.9%
Ally Auto Receivables Trust 2015-1 A3 — 1.39% 9/16/2019	$25,000,000	$25,045,283
AmeriCredit Automobile Receivables Trust
2014-3 A2A — 0.64% 4/9/2018	8,065,617	8,057,769
2014-2 A3 — 0.94% 2/8/2019	8,687,257	8,667,599
2013-3 B — 1.58% 9/10/2018	5,024,000	5,022,113
2014-2 B — 1.60% 7/8/2019	1,485,000	1,480,860
2013-4 B — 1.66% 9/10/2018	11,927,000	11,917,598
2014-1 B — 1.68% 7/8/2019	1,468,000	1,464,156
2012-5 C — 1.69% 11/8/2018	12,972,303	12,963,865
2015-2 B — 1.82% 7/8/2020	6,678,000	6,647,988
2014-3 B — 1.92% 11/8/2019	13,383,000	13,368,588
2012-4 C — 1.93% 8/8/2018	3,716,372	3,715,994
2015-3 B — 2.08% 9/8/2020	19,000,000	18,959,298
2015-4 B — 2.11% 1/8/2021	28,000,000	27,907,197
2013-5 C — 2.29% 11/8/2019	2,312,000	2,316,901
2013-3 C — 2.38% 6/10/2019	986,000	986,386
2012-3 C — 2.42% 5/8/2018	842,763	843,843
2015-1 C — 2.51% 1/8/2021	1,727,000	1,736,230
2012-2 C — 2.64% 10/10/2017	1,104,202	1,105,536
2012-1 C — 2.67% 1/8/2018	62,569	62,575
2012-3 D — 3.03% 7/9/2018	26,860,000	27,009,127
2012-2 D — 3.38% 4/9/2018	9,855,000	9,922,065
2012-1 D — 4.72% 3/8/2018	10,451,000	10,493,892
California Republic Auto Receivables Trust 2013-2 A2 — 1.23% 3/15/2019	6,130,833	6,134,779
Capital Auto Receivables Asset Trust
2014-2 A3 — 1.26% 5/21/2018	9,440,000	9,433,876
2014-1 A3 — 1.32% 6/20/2018	12,272,398	12,267,765
2015-2 A3 — 1.73% 9/20/2019	35,877,000	35,892,854
2014-3 A4 — 1.83% 4/22/2019	9,382,000	9,410,116
2014-1 B — 2.22% 1/22/2019	8,337,000	8,342,815
2013-4 C — 2.67% 2/20/2019	3,845,000	3,875,796
CarMax Auto Owner Trust 2012-2 B — 1.73% 2/15/2018	11,980,000	11,993,200
Credit Acceptance Auto Loan Trust
2014-1A A — 1.55% 10/15/2021**	7,675,000	7,668,715
2014-2A A — 1.88% 3/15/2022**	22,476,000	22,425,638
2015-1A A — 2.00% 7/15/2022**	1,355,000	1,356,269
2014-1A B — 2.29% 4/15/2022**	12,076,000	12,008,373
2015-1A B — 2.61% 1/17/2023**	3,160,000	3,162,900

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2014-2A B — 2.67% 9/15/2022**	$11,719,000	$11,759,399
2015-2A B — 3.04% 8/15/2023**	25,000,000	25,214,548
2015-2A C — 3.76% 2/15/2024**	550,000	550,928
DT Auto Owner Trust
2014-2A B — 1.34% 4/16/2018**	495,354	495,248
2015-1A B — 1.88% 4/15/2019**	5,203,000	5,188,882
2015-2A B — 1.88% 5/15/2019**	29,672,000	29,545,188
2015-3A B — 2.46% 11/15/2019**	27,649,000	27,697,455
Enterprise Fleet Financing LLC
2014-1 A2 — 0.87% 9/20/2019**	16,840,746	16,783,615
2014-2 A2 — 1.05% 3/20/2020**	29,575,982	29,434,169
2013-2 A3 — 1.51% 3/20/2019**	20,000,000	19,973,580
2015-2 A2 — 1.59% 2/22/2021**	60,000,000	59,768,904
Exeter Automobile Receivables Trust
2014-2A A — 1.06% 8/15/2018**	1,402,095	1,399,920
2014-1A A — 1.29% 5/15/2018**	1,761,117	1,760,646
First Investors Auto Owner Trust
2014-2A A2 — 0.86% 8/15/2018**	3,434,435	3,432,196
2015-1A A2 — 1.21% 4/15/2019**	6,839,578	6,830,275
2014-1A A3 — 1.49% 1/15/2020**	7,739,760	7,738,730
2016-1A A2 — 2.26% 4/15/2021**	16,653,000	16,624,015
2015-2A A2 — 2.28% 9/15/2021**	13,046,000	13,213,145
2015-2A B — 2.75% 9/15/2021**	4,443,000	4,488,210
Ford Credit Auto Lease Trust 2014-A B — 1.16% 8/15/2017	11,829,000	11,813,071
Ford Credit Auto Owner Trust
2012-C B — 1.27% 12/15/2017	4,442,000	4,438,705
2013-A C — 1.36% 10/15/2018	5,700,000	5,688,526
Honda Auto Receivables Owner Trust 2015-2 A3 — 1.04% 2/21/2019	36,050,000	35,999,281
Hyundai Auto Lease Securitization Trust 2014-B A4 — 1.26% 9/17/2018**	3,126,000	3,128,216
Porsche Innovative Lease Owner Trust 2014-1 A4 — 1.26% 9/21/2020**	15,253,000	15,263,964
Prestige Auto Receivables Trust
2014-1A A2 — 0.97% 3/15/2018**	1,842,213	1,841,029
2013-1A A3 — 1.33% 5/15/2019**	2,182,875	2,182,376
2014-1A A3 — 1.52% 4/15/2020**	18,425,000	18,424,009
2015-1 A3 — 1.53% 2/15/2021**	17,143,000	17,096,891
2016-1A A3 — 1.99% 6/15/2020**	7,917,000	7,950,800
2015-1 B — 2.04% 4/15/2021**	10,395,000	10,359,907
2012-1A B — 2.49% 4/16/2018**	2,145,094	2,144,687
Santander Drive Auto Receivables Trust
2015-2 A3 — 1.22% 4/15/2019	53,386,000	53,254,409

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2015-1 A3 — 1.27% 2/15/2019	$7,761,000	$7,751,896
2013-2 B — 1.33% 3/15/2018	743,171	743,226
2014-3 B — 1.45% 5/15/2019	953,000	952,743
2015-3 A3 — 1.49% 6/17/2019	22,275,000	22,251,021
2013-5 B — 1.55% 10/15/2018	10,210,000	10,214,662
2015-4 A3 — 1.58% 9/16/2019	30,414,000	30,446,653
2014-1 B — 1.59% 10/15/2018	11,532,736	11,537,435
2014-2 B — 1.62% 2/15/2019	17,157,000	17,166,452
2014-5 B — 1.76% 9/16/2019	9,233,000	9,215,698
2013-3 C — 1.81% 4/15/2019	28,909,000	28,937,053
2014-4 B — 1.82% 5/15/2019	8,000,000	8,009,380
2015-2 B — 1.83% 1/15/2020	3,322,000	3,311,890
2013-2 C — 1.95% 3/15/2019	3,210,000	3,213,439
2015-5 B — 1.96% 5/15/2020	39,190,000	39,096,226
2015-1 B — 1.97% 11/15/2019	22,904,000	22,836,124
2015-3 B — 2.07% 4/15/2020	26,274,000	26,214,208
2013-4 B — 2.16% 1/15/2020	5,107,653	5,113,766
2014-2 C — 2.33% 11/15/2019	7,874,000	7,906,670
2013-4 C — 3.25% 1/15/2020	1,464,000	1,478,639
2012-5 D — 3.30% 9/17/2018	4,680,000	4,725,318
2012-3 D — 3.64% 5/15/2018	37,561,000	37,922,051
2012-2 D — 3.87% 2/15/2018	9,316,738	9,380,146
Westlake Automobile Receivables Trust
2015-1A A2 — 1.17% 3/15/2018**	9,188,383	9,175,165
2014-1A B — 1.24% 11/15/2019**	1,883,257	1,882,753
2015-1A B — 1.68% 11/16/2020**	18,501,000	18,399,735
2014-1A C — 1.70% 11/15/2019**	500,000	498,394
2015-2A B — 1.83% 1/15/2021**	15,900,000	15,837,198
2015-3A B — 2.21% 5/17/2021**	23,804,000	23,798,925
2015-1A C — 2.29% 11/16/2020**	550,000	544,591
2015-2A C — 2.45% 1/15/2021**	550,000	548,930
2015-3A C — 3.05% 5/17/2021**	550,000	551,771
World Omni Automobile Lease Securitization Trust
2015-A A4 — 1.73% 12/15/2020	15,000,000	15,085,791
2015-A B — 1.94% 12/15/2020	12,350,000	12,380,129
		$1,222,280,961
OTHER — 17.4%
ARI Fleet Lease Trust
2015-A A2 — 1.11% 11/15/2018**	$26,741,077	$26,667,943
2016-A A2 — 1.82% 7/15/2024**	24,574,000	24,562,037

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
Ascentium Equipment Receivables LLC 2015-2A B — 2.62% 12/10/2019**	$4,102,000	$4,086,054
Beacon Container Finance LLC 2012-1A A — 3.72% 9/20/2027**	406,739	399,872
Cabela's Credit Card Master Note Trust
2012-2A A1 — 1.45% 6/15/2020**	54,446,000	54,618,621
2012-1A A1 — 1.63% 2/18/2020**	14,610,000	14,651,603
2011-4A A1 — 1.90% 10/15/2019**	31,487,000	31,630,244
Capital One Multi-Asset Execution Trust 2014-A2 A2 — 1.26% 1/15/2020	56,017,000	56,140,882
CCG Receivables Trust
2014-1 A2 — 1.06% 11/15/2021**	9,154,035	9,146,896
2015-1 A2 — 1.46% 11/14/2018**	26,342,000	26,325,204
Cerberus Onshore II CLO-2 LLC
2014-1A A — 2.522% 10/15/2023**,@	7,145,588	7,121,515
2014-1A B — 2.975% 10/15/2023**,@	6,612,000	6,559,878
Chesapeake Funding II LLC 2016-1A A1 — 2.11% 3/15/2028**	34,501,000	34,495,980
Chesapeake Funding LLC 2014-1A A — 0.861% 3/7/2026**,@	28,456,804	28,443,956
CONN Funding II, L.P.
2016-A A — 4.68% 4/16/2018**,††	25,667,000	25,673,930
2016-A B — 8.96% 8/15/2018**,††	28,435,000	28,480,212
GE Capital Credit Card Master Note Trust 2012-3 B — 1.436% 3/15/2020@	15,486,918	15,530,312
Golden Credit Card Trust 2012-2A A1 — 1.77% 1/15/2019**	31,192,000	31,326,806
GreatAmerica Leasing Receivables Funding LLC Series 2015-1 A2 — 1.12% 6/20/2017**	6,320,304	6,313,518
HFG Healthco-4 LLC 2011-1A A — 2.689% 6/2/2017**,@	17,140,000	17,164,875
John Deere Owner Trust 2013-B A4 — 1.39% 12/16/2019	13,312,000	13,326,418
MMAF Equipment Finance LLC
2015-AA A2 — 0.96% 9/18/2017**	21,954,357	21,926,345
2013-AA A3 — 1.03% 12/11/2017**	11,652,171	11,641,143
2012-AA A4 — 1.35% 10/10/2018**	1,433,977	1,434,026
NRZ Advance Receivables Trust Advance Receivables Backed
2015-T1-AT1 — 2.315% 8/15/2046**	44,316,000	44,302,151
2015-T3 AT3 — 2.54% 11/15/2046**,††	56,112,000	56,064,361
Ocwen Master Advance Receivables Trust 2015-T2 AT2 — 2.532% 11/15/2046**,††	21,710,000	21,682,863
Panhandle-Plains Student Finance Corporation Rev., (STUDENT LN REV NT SR 2001A-2 A), — 1.932% 12/1/2031††	7,800,000	7,751,250
PFS Financing Corporation
2014-AA A — 1.036% 2/15/2019**,@	33,029,000	32,950,764
2014-BA A — 1.036% 10/15/2019**,@	33,006,000	32,704,216

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2015-AA A — 1.056% 4/15/2020**,@	$29,100,000	$28,737,638
2015-AA B — 1.326% 4/15/2020**,@	500,000	490,880
2016-A A — 1.636% 2/18/2020**,@	54,665,000	54,617,786
Progreso Receivables Funding II LLC 2014-A A — 3.50% 7/8/2019**	9,735,000	9,748,849
Stanwich Mortgage Loan Co. LLC 2013-NPL2 A — 3.228% 4/16/2059**	2,323,558	2,310,683
STORE Master Funding LLC 2012-1A A — 5.77% 8/20/2042**	474,054	499,131
Synchrony Credit Card Master Note Trust 2012-6 A — 1.36% 8/17/2020	57,633,000	57,568,359
Unison Ground Lease Funding LLC
—5.78% 3/15/2043**,††	10,932,000	10,764,740
—6.268% 3/15/2043**	3,768,000	3,728,624
—9.522% 4/15/2040**	19,600,000	21,825,384
Volvo Financial Equipment LLC Series 2013-1A B — 1.24% 8/15/2019**	1,500,000	1,497,966
WCP ISSUER LLC — 6.657% 8/15/2043**,††	15,711,000	16,299,220
Wheels SPV 2 LLC
2014-1A A2 — 0.84% 3/20/2023**	8,959,163	8,924,268
2015-1A A2 — 1.27% 4/22/2024**	18,109,000	18,031,389
		$928,168,792
TOTAL ASSET-BACKED SECURITIES (Cost $2,155,599,757)		$2,150,449,753
CORPORATE BONDS & NOTES — 5.1%
BASIC MATERIALS — 1.0%
Thompson Creek Metals Co., Inc. — 9.75% 12/1/2017	$58,828,000	$55,151,250
CONSUMER, CYCLICAL — 1.6%
US Airways 1998-1B Pass Through Trust — 7.35% 7/30/2019	$4,215,249	$4,291,545
US Airways 1998-1C Pass Through Trust — 6.82% 1/30/2019††	4,094,185	1,924,267
US Airways 1999-1C Pass Through Trust — 7.96% 7/20/2019	8,010,451	7,013,951
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	1,227,496	1,239,770
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010††	21,163,608	10,634,713
Northwest Airlines 2000-1 Class G Pass Through Trust — 7.15% 4/1/2021	10,965,447	11,616,795
Algeco Scotsman Global Finance plc — 8.50% 10/15/2018**	60,246,000	46,389,420
		$83,110,461

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
CONSUMER, NON-CYCLICAL — 0.2%
InSite Issuer LLC — 8.595% 8/15/2043**,††	$12,001,000	$12,490,281
DIVERSIFIED — 0.7%
Boart Longyear Management Pty, Ltd. — 10.00% 10/1/2018**	$51,802,000	$36,261,400
ENERGY — 0.6%
Atwood Oceanics, Inc. — 6.50% 2/1/2020	$63,487,000	$30,156,325
FINANCIAL — 0.2%
N671US Trust — 7.50% 9/15/2020**,††	$12,514,976	$12,953,000
INDUSTRIAL — 0.8%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu — 7.875% 8/15/2019	$26,838,000	$27,777,330
Air 2 US
—8.027% 10/1/2020**	5,979,740	6,237,617
—10.127% 10/1/2020**,††	39,258,228	10,207,139
		$44,222,086
TOTAL CORPORATE BONDS & NOTES (Cost $344,166,833)		$274,344,803
CORPORATE BANK DEBT — 2.5%
La Frontera Generation Term Loan B — 4.50% 9/30/2020**	$26,638,890	$26,628,234
MB FO Term Loan — 4.889% 11/20/2021**	15,235,000	15,175,279
MB FODD Term Loan — 2.00% 3/31/2017**,††	7,290,000	44,323
MB LO Term Loan — 10.389% 11/20/2021**	4,860,000	4,884,932
MB LODD Term Loan — 2.00% 3/31/2017**,††	7,290,000	110,298
OCI Beaumont LLC Term Loan B — 7.75% 8/20/2019**	37,987,404	38,361,580
WireCo WorldGroup, Inc. — 6.00% 2/15/2017**	49,854,631	49,251,390
TOTAL CORPORATE BANK DEBT (Cost $134,106,939)		$134,456,036
MUNICIPALS — 0.4%
Wayne County GO, (TXBL), — 5.75% 12/1/2017†† (Cost $20,865,182)	$20,950,000	$21,002,375

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
U.S. TREASURIES — 11.6%
U.S. Treasury Notes
—0.369% 4/30/2016@	$80,000,000	$80,002,912
—0.375% 5/31/2016	33,500,000	33,503,762
—0.50% 6/15/2016	77,500,000	77,531,411
—0.625% 7/15/2016	119,000,000	119,092,975
—1.00% 12/15/2017	70,843,000	71,166,079
—1.375% 8/31/2020	103,444,000	104,457,906
—1.875% 10/31/2017	49,075,000	49,957,535
—3.00% 8/31/2016	85,000,000	85,896,903
TOTAL U.S. TREASURIES (Cost $621,045,129)		$621,609,483
TOTAL BONDS & DEBENTURES (Cost $5,401,215,234)		$5,255,676,441
TOTAL INVESTMENT SECURITIES — 98.3% (Cost $5,401,215,234)		$5,255,676,441

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2016
(Unaudited)

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 1.2%
State Street Bank Repurchase Agreement — 0.03% 4/1/2016
(Dated 03/31/2016, repurchase price of $63,030,053, collateralized by $61,745,000 principal amount U.S. Treasury Note — 2.125% 2022, fair value $64,291,981)	$63,030,000	$63,030,000
TOTAL SHORT-TERM INVESTMENTS (Cost $63,030,000)		$63,030,000
TOTAL INVESTMENTS — 99.5% (Cost $5,464,245,234)		$5,318,706,441
Other Assets and Liabilities, net — 0.5%		24,714,709
NET ASSETS — 100.0%		$5,343,421,150

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2016.

**  Restricted securities. These restricted securities constituted 43.76% of total net assets at March 31, 2016, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Fund's fair value procedures. These securities constituted 5.24% of total net assets at March 31, 2016.

@@@  Zero coupon bond. Coupon amount represents effective yield to maturity.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2016.

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

March 31, 2016
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
A10 Term Asset Financing LLC 2013-2 A	10/30/2013	$4,232,775	$4,232,165	0.08%
ARI Fleet Lease Trust 2015-A A2	04/15/2015, 07/20/2015, 03/11/2016, 03/18/2016	26,704,619	26,667,943	0.50%
ARI Fleet Lease Trust 2016-A A2	02/17/2016	24,572,159	24,562,037	0.46%
Air 2 US	7/24/2014, 8/22/2014, 2/12/2015	9,396,339	10,207,139	0.19%
Air 2 US	7/1/2014, 10/27/2014	6,386,218	6,237,617	0.12%
Algeco Scotsman Global Finance plc	9/4/2014, 9/9/2014, 9/15/2014, 9/22/2014, 9/26/2014, 9/29/2014, 10/2/2014, 10/14/2014, 10/15/2014, 11/13/2014, 11/19/2014, 11/20/2014, 11/21/2014, 12/1/2014, 12/3/2014, 12/8/2014, 12/10/2014, 4/29/2015, 7/31/2015, 8/12/2015	61,117,980	46,389,420	0.87%
Ascentium Equipment Receivables LLC 2015-2A B	02/18/2016	4,087,179	4,086,054	0.08%
BCAP LLC Trust 2010-RR8 2A6	12/08/2015	7,120,078	7,125,108	0.13%
Banc of America Large Loan Ball 2009-FDG C	3/31/2015	23,863,074	22,653,952	0.42%
Bayview Opportunity Master Fund IIa Trust PL 2014-20NP A	08/19/2014	106,316	106,307	0.00%
Beacon Container Finance LLC 2012-1A A	09/25/2012, 05/1/2014	413,953	399,872	0.01%
Boart Longyear Management Pty, Ltd.	9/20/2013, 9/24/2014, 10/6/2014, 10/24/2014, 11/13/2014, 11/21/2014, 12/5/2014, 12/10/2014, 2/20/2015, 3/2/2015	52,919,374	36,261,400	0.68%
CCG Receivables Trust 2015-1 A2	9/9/2015	26,339,976	26,325,204	0.49%
CCG Receivables Trust 2014-1 A2	05/6/2014,03/31/15, 04/1/2015, 06/16/2015, 08/12/2015	9,143,304	9,146,896	0.17%
COMM Mortgage Trust 2012-9W57 A	5/7/2015	54,521,728	53,876,579	1.01%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
March 31, 2016 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
COMM Mortgage Trust 2001-J2A D	5/4/2015	$6,787,708	$6,540,051	0.12%
COMM Mortgage Trust 2001-J2A C	05/04/2015	3,084,300	2,982,264	0.06%
CONN Funding II, L.P. 2016-A B	03/11/2016	28,433,151	28,480,212	0.53%
CONN Funding II, L.P. 2016-A A	03/11/2016	25,666,665	25,673,930	0.48%
CSMC Series R 2010-9R 1A4	02/10/2016	21,690,801	21,631,436	0.41%
Cabela's Credit Card Master Note Trust 2012-2A A1	3/11/2015, 4/15/2015, 6/19/2015, 11/17/2015	54,624,948	54,618,621	1.02%
Cabela's Credit Card Master Note Trust 2011-4A A1	3/11/2015, 3/30/2015	31,809,118	31,630,244	0.59%
Cabela's Credit Card Master Note Trust 2012-1A A1	03/19/2015, 05/19/2015, 03/04/2016	14,698,908	14,651,603	0.27%
Cerberus Onshore II CLO-2 LLC 2014-1A A	11/20/2014, 02/12/2015	7,145,740	7,121,515	0.13%
Cerberus Onshore II CLO-2 LLC 2014-1A B	11/20/2014	6,563,709	6,559,878	0.12%
Chesapeake Funding II LLC 2016-1A A1	03/24/2016	34,495,982	34,495,980	0.65%
Chesapeake Funding LLC 2014-1A A	03/04/2014, 10/22/2015	28,433,303	28,443,956	0.53%
Citigroup Mortgage Loan Trust 2014-A A	02/24/2014, 07/28/2015	18,980,400	18,941,351	0.35%
Credit Acceptance Auto Loan Trust 2015-2A B	8/12/2015	24,997,412	25,214,548	0.47%
Credit Acceptance Auto Loan Trust 2014-2A A	3/2/2015, 7/29/2015, 8/6/2015	22,493,146	22,425,638	0.42%
Credit Acceptance Auto Loan Trust 2014-1A B	6/16/2015	12,062,947	12,008,373	0.22%
Credit Acceptance Auto Loan Trust 2014-2A B	9/18/2014, 7/30/2015	11,733,576	11,759,399	0.22%
Credit Acceptance Auto Loan Trust 2014-1A A	8/6/2015, 8/12/2015, 10/23/2015	7,652,785	7,668,715	0.14%
Credit Acceptance Auto Loan Trust 2015-1A B	7/31/2015	3,161,362	3,162,900	0.06%
Credit Acceptance Auto Loan Trust 2015-1A A	10/23/2015	1,358,949	1,356,269	0.03%
Credit Acceptance Auto Loan Trust 2015-2A C	8/12/2015	549,993	550,928	0.01%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
March 31, 2016 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
DT Auto Owner Trust 2015-2A B	6/10/2015	$29,669,701	$29,545,188	0.55%
DT Auto Owner Trust 2015-3A B	10/07/2015	27,645,238	27,697,455	0.52%
DT Auto Owner Trust 2015-1A B	5/13/2015, 7/22/2015	5,219,074	5,188,882	0.10%
DT Auto Owner Trust 2014-2A B	04/09/2014, 06/11/2015	495,323	495,248	0.01%
Enterprise Fleet Financing LLC 2015-2 A2	7/22/2015	59,995,632	59,768,904	1.12%
Enterprise Fleet Financing LLC 2014-2 A2	08/26/2014, 03/25/2015, 04/28/2015, 05/28/2015, 02/17/2016	29,565,622	29,434,169	0.55%
Enterprise Fleet Financing LLC 2013-2 A3	8/4/2015	19,978,113	19,973,580	0.37%
Enterprise Fleet Financing LLC 2014-1 A2	05/07/2015	16,829,179	16,783,615	0.31%
Exeter Automobile Receivables Trust 2014-1A A	01/29/2014, 05/02/2014	1,761,189	1,760,646	0.03%
Exeter Automobile Receivables Trust 2014-2A A	05/20/2014	1,402,062	1,399,920	0.03%
First Investors Auto Owner Trust 2016-1A A2	02/10/2016	16,653,000	16,624,015	0.31%
First Investors Auto Owner Trust 2015-2A A2	8/18/2015	13,043,599	13,213,145	0.25%
First Investors Auto Owner Trust 2014-1A A3	04/03/2014	7,738,677	7,738,730	0.14%
First Investors Auto Owner Trust 2015-1A A2	04/16/2015	6,839,455	6,830,275	0.13%
First Investors Auto Owner Trust 2015-2A B	8/18/2015	4,442,603	4,488,210	0.08%
First Investors Auto Owner Trust 2014-2A A2	08/06/2014	3,434,306	3,432,196	0.06%
Golden Credit Card Trust 2012-2A A1	4/23/2015, 5/4/2015	31,472,065	31,326,806	0.59%
GreatAmerica Leasing Receivables Funding LLC Series 2015-1 A2	02/26/2016	6,314,758	6,313,518	0.12%
HFG Healthco-4 LLC 2011-1A A	5/26/2011, 9/22/2011, 2/18/2015	17,144,086	17,164,875	0.32%
Hyundai Auto Lease Securitization Trust 2014-B A4	4/20/2015	3,134,614	3,128,216	0.06%
InSite Issuer LLC	8/19/2013, 2/12/2015, 10/20/2015	12,025,919	12,490,281	0.23%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
March 31, 2016 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
JP Morgan Chase Commercial Mortgage Securities Trust T 2013-WT A	11/16/2015, 11/18/2015	$17,872,213	$17,793,353	0.33%
La Frontera Generation Term Loan B	05/09/2013, 05/15/2013, 05/22/2013, 05/23/2013	26,622,002	26,628,234	0.50%
MB FO Term Loan	03/16/2016	14,629,657	15,175,279	0.28%
MB FODD Term Loan	03/16/2016	—	44,323	0.00%
MB LO Term Loan	03/16/2016	4,799,604	4,884,932	0.09%
MB LODD Term Loan	03/16/2016	—	110,298	0.00%
MMAF Equipment Finance LLC 2015-AA A2	05/05/2015	21,953,184	21,926,345	0.41%
MMAF Equipment Finance LLC 2013-AA A3	03/26/2015, 05/01/2015, 06/05/2015	11,660,591	11,641,143	0.22%
MMAF Equipment Finance LLC 2012-AA A4	06/05/2015	1,436,280	1,434,026	0.03%
Monty Parent Issuer 1 LLC 2013-LTR1 B	11/14/2013, 01/27/2015, 02/12/2015	861,284	863,444	0.02%
N671US Trust	08/16/2012	12,514,976	12,953,000	0.24%
NRZ Advance Receivables Trust Advance Receivables Backed 2015-T3 AT3	11/20/2015	56,112,000	56,064,361	1.05%
NRZ Advance Receivables Trust Advance Receivables Backed 2015-T1-AT1	8/25/2015	44,316,000	44,302,151	0.83%
Nationstar HECM Loan Trust A 2016-1A A	02/25/2016	9,590,319	9,595,498	0.18%
Nationstar HECM Loan Trust A 2015-2A A	11/19/2015	5,897,029	5,894,081	0.11%
OCI Beaumont LLC Term Loan B	03/26/2014, 04/02/2014, 04/09/2014, 06/16/2015, 06/30/2015, 08/18/2015, 08/21/2015, 08/27/2015, 08/28/2015, 09/30/2015	38,305,542	38,361,580	0.72%
Ocwen Master Advance Receivables Trust 2015-T2 AT2	11/06/2015	21,710,000	21,682,863	0.41%
Ores NPL LLC 2014-LV3 B	3/21/2014, 2/12/2015	49,865,917	49,592,269	0.93%
PFS Financing Corporation 2016-A A	02/09/2016	54,665,000	54,617,786	1.02%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
March 31, 2016 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
PFS Financing Corporation 2014-AA A	2/4/2014, 4/24/2015, 7/28/2015, 10/27/2015	$33,012,092	$32,950,764	0.62%
PFS Financing Corporation 2014-BA A	2/18/2015, 6/15/2015, 10/23/2015, 11/17/2015	32,865,671	32,704,216	0.61%
PFS Financing Corporation 2015-AA A	4/8/2015, 7/30/2015	29,096,452	28,737,638	0.54%
PFS Financing Corporation 2015-AA B	4/8/2015	500,000	490,880	0.01%
Porsche Innovative Lease Owner Trust 2014-1 A4	3/2/2015	15,256,385	15,263,964	0.29%
Prestige Auto Receivables Trust 2014-1A A3	3/18/2014, 11/05/2015	18,423,165	18,424,009	0.34%
Prestige Auto Receivables Trust 2015-1 A3	3/18/2015, 5/29/2015	17,143,334	17,096,891	0.32%
Prestige Auto Receivables Trust 2015-1 B	3/18/2015	10,394,451	10,359,907	0.19%
Prestige Auto Receivables Trust 2016-1A A3	03/16/2016	7,917,000	7,950,800	0.15%
Prestige Auto Receivables Trust 2013-1A A3	09/12/2014	2,188,789	2,182,376	0.04%
Prestige Auto Receivables Trust 2012-1A B	07/17/2014	2,168,010	2,144,687	0.04%
Prestige Auto Receivables Trust 2014-1A A2	03/18/2014	1,842,091	1,841,029	0.03%
Progreso Receivables Funding II LLC 2014-A A	6/18/2014, 2/12/2015	9,735,070	9,748,849	0.18%
RMAT 2015 PR1 LLC	06/23/2015	31,845,943	31,153,622	0.58%
Rialto Capital Management LLC 2015-LT7 B	6/15/2015	17,716,000	17,361,680	0.33%
Rialto Capital Management LLC 2014-LT6 B	9/17/2014, 2/12/2015	10,041,270	10,037,810	0.19%
Rialto Capital Management LLC 2014-LT5 B	11/20/2014	7,428,387	7,263,760	0.14%
RiverView HECM Trust 2007-1 A	01/9/2013, 02/12/2015	27,816,021	25,337,702	0.47%
STORE Master Funding LLC 2012-1A A	08/31/2012	472,728	499,131	0.01%
Stanwich Mortgage Loan Co. LLC 2013-NPL2 A	05/31/2013, 02/12/2015	2,323,546	2,310,683	0.04%
Stanwich Mortgage Loan Trust Series 2011-1 A	05/10/2011, 09/22/2011	1,010,318	1,009,025	0.02%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
March 31, 2016 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Stanwich Mortgage Loan Trust Series 2010-2 A	05/21/2010, 09/22/2011	$943,430	$899,916	0.02%
Stanwich Mortgage Loan Trust Series 2011-2 A	06/10/2011, 09/22/2011	693,465	689,300	0.01%
Stanwich Mortgage Loan Trust Series 2010-3 A	06/02/2010, 09/22/2011	564,255	581,585	0.01%
Stanwich Mortgage Loan Trust Series 2010-4 A	08/04/2010, 09/22/2011	537,987	580,480	0.01%
Stanwich Mortgage Loan Trust Series 2010-1 A	04/22/2010, 09/22/2011	158,217	152,490	0.00%
Stanwich Mortgage Loan Trust Series 2009-2 A	09/22/2011, 07/01/2013	59,339	59,424	0.00%
Sunset Mortgage Loan Co. LLC 2015-NPL1 A	10/02/2015	29,562,724	29,545,155	0.55%
Sunset Mortgage Loan Co. LLC 2014-NPL2 A	11/25/2014	26,298,103	26,153,824	0.49%
Sunset Mortgage Loan Co. LLC 2014-NPL1 A	08/21/2014, 02/12/2015	14,455,816	14,459,717	0.27%
Towd Point Mortgage Trust 2015-1 AES	11/04/2015, 12/09/2015	37,366,029	37,787,132	0.71%
Towd Point Mortgage Trust 2015-4 A1	09/25/2015	32,331,905	32,051,858	0.60%
Towd Point Mortgage Trust 2015-1 2015-2 1A1	05/28/2015	49,927,924	49,393,663	0.92%
Towd Point Mortgage Trust 2015-1 2015-2 2A1	06/10/2015	43,031,796	42,732,525	0.80%
Truman Capital Mortgage Loan Trust 2014-NPL3 A1	09/09/2014, 02/12/2015	814,427	814,906	0.02%
Unison Ground Lease Funding LLC	12/13/2012, 2/12/2015	22,908,781	21,825,384	0.41%
Unison Ground Lease Funding LLC	3/12/2013, 7/16/2013, 2/12/2015	10,826,106	10,764,740	0.20%
Unison Ground Lease Funding LLC	3/12/2013, 2/12/2015	3,767,001	3,728,624	0.07%
VFC LLC 2014-2 B	7/9/2014	6,179,341	6,188,090	0.12%
VOLT XL LLC 2015-NP14 A1	12/08/2015	37,535,009	37,482,137	0.70%
VOLT XXV LLC 2015-NPL8 A1	06/17/2015	33,578,271	33,240,757	0.62%
VOLT XXVII LLC 2014-NPL7 A1	10/24/2014	38,611,581	38,275,708	0.72%
VOLT XXXI LLC 2015-NPL2 A1	01/20/2016	2,051,684	2,064,025	0.04%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
March 31, 2016 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
VOLT XXXIII LLC 2015-NPL5 A1	3/13/2015, 01/13/2016	$50,003,863	$49,556,056	0.93%
VOLT XXXIV LLC 2015-NPL7 A1	04/24/2015	29,860,714	29,492,354	0.55%
VOLT XXXIX LLC 2015-NP13 A1	10/22/2015	481,601	478,203	0.01%
VOLT XXXV LLC 2015-NPL9 A1	06/26/2015	28,138,328	27,650,876	0.52%
VOLT XXXVI LLC 2015-NP10 A1	07/10/2015	23,247,738	23,106,774	0.43%
VOLT XXXVIII LLC 2015-NP12 A1	09/11/2015	26,351,360	26,108,261	0.49%
Volvo Financial Equipment LLC Series 2013-1A B	6/11/2015	1,494,802	1,497,966	0.03%
WCP ISSUER LLC	8/1/2013, 2/12/2015	15,735,694	16,299,220	0.31%
Westlake Automobile Receivables Trust 2015-3A B	10/09/2015	23,800,610	23,798,925	0.45%
Westlake Automobile Receivables Trust 2015-1A B	3/4/2015, 5/29/2015	18,512,110	18,399,735	0.34%
Westlake Automobile Receivables Trust 2015-2A B	6/18/2015	15,898,545	15,837,198	0.30%
Westlake Automobile Receivables Trust 2015-1A A2	03/04/2015, 04/27/2015	9,189,983	9,175,165	0.17%
Westlake Automobile Receivables Trust 2014-1A B	05/20/2014, 05/29/2015	1,883,530	1,882,753	0.04%
Westlake Automobile Receivables Trust 2015-3A C	10/09/2015	549,920	551,771	0.01%
Westlake Automobile Receivables Trust 2015-2A C	6/18/2015	549,975	548,930	0.01%
Westlake Automobile Receivables Trust 2015-1A C	3/4/2015	549,920	544,591	0.01%
Westlake Automobile Receivables Trust 2014-1A C	5/20/2014	499,951	498,394	0.01%
Wheels SPV 2 LLC 2015-1A A2	6/2/2015, 6/10/2015	18,107,028	18,031,389	0.34%
Wheels SPV 2 LLC 2014-1A A2	05/13/2014, 02/18/2015, 03/27/2015, 05/18/2015	8,955,326	8,924,268	0.17%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
March 31, 2016 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
WireCo WorldGroup, Inc.	08/17/2015, 08/19/2015, 08/25/2015, 09/15/2015, 09/24/2015, 09/30/2015, 10/13/2015, 10/21/2015, 11/02/2015, 11/17/2015, 11/18/2015, 02/09/2016, 02/18/2016, 02/23/2016	$49,750,134	$49,251,390	0.92%
TOTAL RESTRICTED SECURITIES		$2,379,926,834	$2,338,533,426	43.76%

See accompanying notes to financial statements.

FPA NEW INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2016
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $5,401,215,234)	$5,255,676,441
Short-term investments — at amortized cost (maturities 60 days or less)	63,030,000
Cash	678
Receivable for:
Interest	25,338,234
Investment securities sold	17,687,235
Capital Stock sold	2,813,130
Prepaid expenses and other assets	51,810
Total assets	5,364,597,528
LIABILITIES
Payable for:
Capital Stock repurchased	12,943,299
Investment securities purchased	4,784,984
Advisory fees	2,272,432
Accrued expenses and other liabilities	1,175,663
Total liabilities	21,176,378
NET ASSETS	$5,343,421,150
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 600,000,000 shares; outstanding 533,858,394 shares	$5,338,584
Additional Paid-in Capital	5,779,929,643
Accumulated net realized loss on investments	(330,073,737)
Undistributed net investment income	33,765,453
Net unrealized depreciation	(145,538,793)
NET ASSETS	$5,343,421,150
NET ASSET VALUE
Offering and redemption price per share	$10.01

See accompanying notes to financial statements.

FPA NEW INCOME, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2016
(Unaudited)

INVESTMENT INCOME
Interest	$96,106,406
EXPENSES
Advisory fees	13,703,288
Transfer agent fees and expenses	1,321,754
Reports to shareholders	300,532
Legal fees	180,238
Administrative services fees	137,138
Professional fees	124,133
Custodian fees	112,477
Filing fees	90,476
Director fees and expenses	85,249
Audit and tax services fees	38,326
Other	51,050
Total expenses	16,144,661
Net expenses	16,144,661
Net investment income	79,961,745
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(61,758,874)
Net change in unrealized appreciation (depreciation) of:
Investments	(20,418,173)
Net realized and unrealized loss	(82,177,047)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,215,302)

See accompanying notes to financial statements.

FPA NEW INCOME, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$79,961,745	$85,409,621
Net realized gain (loss)	(61,758,874)	3,339,184
Net change in unrealized depreciation	(20,418,173)	(40,891,517)
Net increase (decrease) in net assets resulting from operations	(2,215,302)	47,857,288
Distributions to shareholders from:
Net investment income	(36,669,923)	(136,904,248)
Total distributions	(36,669,923)	(136,904,248)
Capital Stock transactions:
Proceeds from Capital Stock sold	898,842,335	2,026,439,200
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	31,419,739	115,599,394
Cost of Capital Stock repurchased	(1,184,473,991)*	(2,246,338,789)*
Net decrease from Capital Stock transactions	(254,211,917)	(104,300,195)
Total change in net assets	(293,097,142)	(193,347,155)
NET ASSETS
Beginning of period	5,636,518,292	5,829,865,447
End of period	$5,343,421,150	$5,636,518,292
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	90,031,021	199,792,625
Shares issued to shareholders upon reinvestment of dividends and distributions	3,143,453	11,417,117
Shares of Capital Stock repurchased	(118,668,511)	(221,452,886)
Change in Capital Stock outstanding	(25,494,037)	(10,243,144)

*  Net of redemption fees of $107,544 and $477,919 for the period ended March 31, 2016 and year ended September 30, 2015, respectively.

See accompanying notes to financial statements.

FPA NEW INCOME, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2016		Year Ended September 30,
	(Unaudited)		2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of period	$10.08		$10.24	$10.45	$10.70	$10.84	$11.04
Income from investment operations:
Net investment income*	0.15		0.15	0.30	0.28	0.27	0.43
Net realized and unrealized loss on investment securities	(0.03)		(0.06)	(0.15)	(0.21)	(0.04)	(0.16)
Total from investment operations	$0.12		$0.09	$0.15	$0.07	$0.23	$0.27
Less distributions:
Dividends from net investment income	(0.19)		(0.25)	(0.36)	(0.32)	(0.37)	(0.47)
Redemption fees	—	**	— **	— **	— **	— **	— **
Net asset value at end of period	$10.01		$10.08	$10.24	$10.45	$10.70	$10.84
Total investment return***	(0.04)%		0.84%	1.47%	0.66%	2.18%	2.47%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$5,343,421		$5,636,518	$5,829,865	$5,032,567	$5,091,681	$4,276,200
Ratio expenses to average net assets	0.59	%†	0.58%	0.56%	0.58%	0.57%	0.60%
Ratio of net investment income (loss) to average net assets	2.92	%†	1.50%	2.59%	2.74%	2.21%	3.94%
Portfolio turnover rate	44	%†	29%	97%	84%	77%	117%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying notes to financial statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2016
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $1,087,099,363 for the period ended March 31, 2016. The proceeds and cost of securities sold resulting in net realized losses of $61,758,874 aggregated $1,307,617,343 and $1,369,376,217, respectively, for the period ended March 31, 2016. Realized gains or losses are based on the specific identification method.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the Fund's average daily net assets. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended March 31, 2016, the Fund paid aggregate fees and expenses of $85,249 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2016, was $5,401,219,943 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at March 31, 2016, for federal income tax purposes was $38,311,788 and $183,855,290, respectively resulting in net unrealized depreciation of $145,543,502. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2012 or by state tax authorities for years ended on or before September 30, 2011.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended March 31, 2016, the Fund collected $107,544 in redemption fees. The impact of these fees is less than $0.01 per share.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2016:

Investments	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities
Agency	—	$16,185,466	—	$16,185,466
Agency Stripped	—	599,198,312	—	599,198,312
Non-Agency	—	258,965,955	$24,625,440	283,591,395

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	$219,902,190	—	$219,902,190
Agency Pool Adjustable Rate	—	1,950,103	—	1,950,103
Agency Pool Fixed Rate	—	236,277,438	—	236,277,438
Agency Stripped	—	68,616,260	—	68,616,260
Non-Agency Collateralized Mortgage Obligation	—	608,631,028	$19,461,799	628,092,827
Asset-Backed Securities
Auto	—	1,222,280,961	—	1,222,280,961
Other	—	761,452,216	166,716,576	928,168,792
Corporate Bonds & Notes	—	226,135,403	48,209,400	274,344,803
Corporate Bank Debt	—	134,301,415	154,621	134,456,036
Municipals	—	—	21,002,375	21,002,375
U.S. Treasuries	—	621,609,483	—	621,609,483
Short-Term Investment	—	63,030,000	—	63,030,000
	—	$5,038,536,230	$280,170,211	$5,318,706,441

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended March 31, 2016:

Investment	Beginning Value at September 30, 2015	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at March 31, 2016	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at March 31, 2016
Commercial Mortgage- Backed Agency Stripped	$28,480,709	$(104,932)	—	$(14,337)	$(28,361,440)	—	—
Commercial Mortgage- Backed Non-Agency	25,090,940	(465,500)	—	—	—	$24,625,440	$(465,500)

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Investment	Beginning Value at September 30, 2015	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at March 31, 2016	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at March 31, 2016
Residential Mortgage- Backed Non-Agency Collateralized Mortgage Obligation	$69,224,818	$(224,871)	$17,712,018	$(9,090,047)	$(58,160,119)	$19,461,799	$(6,606)
Other Asset- Backed Securities	39,534,834	(289,121)	131,921,613	(12,202,000)	7,751,250	166,716,576	(290,075)
Corporate Bonds & Notes	52,177,420	(1,776,508)	1,222,861	(5,338,640)	1,924,267	48,209,400	(2,731,481)
Corporate Bank Debt	—	154,621	—	—	—	154,621	154,621
Municipals	74,909,012	198,883	19,142,730	(65,497,000)	(7,751,250)	21,002,375	170,114
	$289,417,733	$(2,507,428)	$169,984,886	$(92,127,687)	$(84,597,292)	$280,170,211	$(3,014,307)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2. There were transfers of $84,597,292 out of Level 3 into Level 2 during the period ended March 31, 2016. The transfers out are a result of our pricing vendor commencing coverage and pricing of the securities during the period and a change in observable inputs.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of March 31, 2016:

Financial Assets	Fair Value at March 31, 2016	Valuation Technique(s)	Unobservable Inputs	Price/Range
Commercial Mortgage-Backed Non-Agency	$24,625,440	Third-Party Broker Quote*	Quotes/Prices	$98.00
Residentail Mortgage-Backed Non-Agency Collateralized Mortgage Obligation	3,972,220 15,489,579	Pricing Model** Third-Party Broker Quote*	Prices Discount Quotes/Prices	$43.28-$72.93 ($51.03) 0%-18.9% (0.3%) $99.95-$100.05
Other Asset-Backed Securities	166,716,576	Third-Party Broker Quote*	Quotes/Prices	$98.47-$103.74
Corporate Bonds & Notes	48,209,400	Third-Party Broker Quote*	Quotes/Prices	$26.00-$104.08
Corporate Bank Debt	154,621	Unfunded Commitment at Discount***	Prices Discount	$99.61-$100.51 1%
Municipals	21,002,375	Third-Party Broker Quote*	Quotes/Prices	$100.25

*  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

*  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

***  The Unfunded Commitment at Discount technique involves obtaining a daily independent pricing vendor quote and subtracting the unfunded commitment discounted price of $99.00.

NOTE 8 — Distribution to Shareholders

On March 31, 2016, the Fund declared a dividend from net investment income of $0.05 per share payable April 4, 2016 to shareholders of record on April 1, 2016. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2016.

NOTE 9 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2016, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$63,030,000	$63,030,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $64,291,981 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2016 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2015	$1,000.00	$1,000.00
Ending Account Value March 31, 2016	$999.60	$1,022.05
Expenses Paid During Period*	$2.95	$2.98

*  Expenses are equal to the Fund's annualized expense ratio of 0.59%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2016 (183/366 days).

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson – 1949†	Director* Years Served: <1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Thomas P. Merrick – 1937†	Director* Years Served: 7	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. – 1944†	Director* Years Served: 16	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – 1943†	Director* Years Served: 9	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Robert L. Rodriguez – 1948	Director* Years Served: 31	Partner of the Adviser.	2
Thomas H. Atteberry – 1953	Portfolio Manager Years Served: 10	Partner of the Adviser.
Abhijeet Patwardhan – 1979	Portfolio Manager Years Served: <1	Managing Director (since 2015) and a Director of Research (since 2015) of the Adviser. Formerly Senior Vice President (2014 to 2015) and Vice President (2010 to 2013) of the Adviser.
J. Richard Atwood – 1960	President Years Served: 18	Managing Partner of the Adviser.	7

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Leora R. Weiner – 1970	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

E. Lake Setzler – 1967	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
Michael P. Gomez – 1985	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

FPA NEW INCOME, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPNIX
CUSIP: 302544101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA NEW INCOME, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	May 27, 2016

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	May 27, 2016